                                                                    EXHIBIT 99.4

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION


IN RE:    MMT FEDERAL HOLDINGS, INC.                   CASE NO.: 97-21387-CJK
           DEBTOR                                      JUDGE: CAROL J. KENNER


MONTHLY OPERATING REPORT FOR MONTH ENDING:                              3/31/98


COMES NOW, MMT FEDERAL HOLDINGS, INC. , Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 3/1/98 and ending 3/31/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

                  X        Monthly Reporting Questionnaire (Attachment 1)
            ---------------

                  X        Comparative Balance Sheets (Forms OPR-1 and OPR-2)
            ---------------

                  X        Summary of Accounts Receivable (Form OPR-3)
            ---------------

                  X        Schedule of Post-Petition Liabilities (Form OPR-4)
            ---------------

                  X        Income Statement (Form OPR-5)
            ---------------

                  X        Statement of Sources and Uses of Cash (Form OPR-6)
            ---------------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:  4/29/98                    DEBTOR-IN-POSSESSION
     ----------
                                  By:
                                                /s/ F. GORDON BITTER
                                                --------------------------------
                                  Name & Title: F. Gordon Bitter, Vice President
                                                MMT Federal Holdings, Inc.
                                                421 Currant Road
                                                Fall River, MA  02720
                                                Telephone:    508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS


IN RE:    MMT FEDERAL HOLDINGS, INC.                   CASE NO.: 97-21387-CJK
           DEBTOR                                      JUDGE: CAROL J. KENNER

                                                                   CHAPTER 11

                      NOTE TO THE MONTHLY OPERATING REPORT:


                      Consistent with the Debtor's historical
                      accounting practices, this operating
                      report accounts for all cash transfers
                      among the Debtor and its affiliates and
                      allocates some, but not all, of the
                      expenses borne by one affiliate for the
                      benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS

                                                                      FORM OPR-1

CASE NAME:     MMT FEDERAL HOLDINGS, INC.
CASE NUMBER:   97-21387-CJK

                                                            MONTH ENDED:3/31/98


                                                FILING     MONTH     MONTH      MONTH     MONTH      MONTH     MONTH      MONTH
                                                 DATE      ENDED     ENDED      ENDED     ENDED      ENDED     ENDED      ENDED
                                               12/3/97   12/31/97   1/31/98    2/28/98   3/31/98
                                              -------------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS

Cash                                                 500       500        500       500        500
Other negotiable instruments (i.e.  CD's,
          Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less:   allowance for doubtful accounts
Accounts Receivable-Other
Inventory, at cost
Prepaid expenses
Deposits
Other:
         Stock & interests in:
         M4 Environmental Management, Inc.(100%)  Unknown   Unknown    Unknown   Unknown    Unknown
         Lockheed Martin Chemical                 Unknown   Unknown    Unknown   Unknown    Unknown
             Demilitarization LLC (50% owned,
             50% owned by Lockheed Martin)

                                              -------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                 500       500        500       500        500         0          0          0
                                              -------------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST
Less:  Accumulated Depreciation

                                              -------------------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                      0         0          0         0          0         0          0          0
                                              -------------------------------------------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
          10% OF "TOTAL ASSETS")
          Intangible Assets                                                                                0
          Less:  Accumulated Amortization

                                              -------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                     0         0          0         0          0         0          0          0
                                              -------------------------------------------------------------------------------------

TOTAL ASSETS                                         500       500        500       500        500         0          0          0
                                              =====================================================================================

                           COMPARATIVE BALANCE SHEETS

                                                                      FORM OPR-2

CASE NAME:     MMT FEDERAL HOLDINGS, INC.
CASE NUMBER:   97-21387-CJK

                                                            MONTH ENDED:3/31/98




                                             FILING    MONTH    MONTH    MONTH    MONTH    MONTH    MONTH     MONTH
                                              DATE     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED     ENDED
                                            12/3/97   12/31/97 1/31/98  2/28/98  3/31/98
                                           ----------------------------------------------------------------------------

LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations
     due to cash transfers in Post Petition
     Operations
Unsecured Debt-Obligations
     incurred in Post Petition Operations
     (See Form OPR-4)

                                           ----------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                  0        0        0        0        0        0        0          0

PRE PETITION INTERCOMPANY LIABILITIES
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES
                                           ----------------------------------------------------------------------------

TOTAL LIABILITIES                                0        0        0        0        0        0        0          0
                                           ----------------------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                                    10       10       10       10       10
Paid in Capital                                990      990      990      990      990
Valuation Allowance                           (500)    (500)    (500)    (500)    (500)
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
         Through Filing Date
         Post Filing Date

                                           ----------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)           500      500      500      500      500        0        0          0
                                           ----------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     500      500      500      500      500        0        0          0
                                           ============================================================================

                         SUMMARY OF ACCOUNTS RECEIVABLE

                                                                      FORM OPR-3

CASE NAME:     MMT FEDERAL HOLDINGS, INC.
CASE NUMBER:   97-21387-CJK

                                                            MONTH ENDED:3/31/98



                                                                                  0-30    31-60     61-90         OVER
                                                                        TOTAL     DAYS    DAYS       DAYS        90 DAYS

                                                              --------------------------------------------------------------

DATE OF FILING:  12/3/97                                                      0
                 Allowance for doubtful accounts                              0
                                                                      ======================================================
                                                                              0        0       0            0             0
                                                                      ======================================================

MONTH:           12/31/97                                                     0
                 Allowance for doubtful accounts                              0
                                                                      ======================================================
                                                                              0        0       0            0             0
                                                                      ======================================================

MONTH:           1/31/98                                                      0
                 Allowance for doubtful accounts                              0
                                                                      ======================================================
                                                                              0        0       0            0             0
                                                                      ======================================================

MONTH:           2/28/98                                                      0
                 Allowance for doubtful accounts                              0
                                                                      ======================================================
                                                                              0        0       0            0             0
                                                                      ======================================================

MONTH:           3/31/98                                                      0
                 Allowance for doubtful accounts                              0
                                                                      ======================================================
                                                                              0        0       0            0             0
                                                                      ======================================================

MONTH:                                                                        0
                 Allowance for doubtful accounts                              0
                                                                      ======================================================
                                                                              0        0       0            0             0
                                                                      ======================================================
MONTH:
                 Allowance for doubtful accounts
                                                                      ======================================================
                                                                              0        0       0            0             0
                                                                      ======================================================

                     SCHEDULE OF POST PETITION LIABILITIES

                                                                      FORM OPR-4

CASE NAME:     MMT FEDERAL HOLDINGS, INC.
CASE NUMBER:   97-21387-CJK

                                                            MONTH ENDED:3/31/98


                                                  DATE         DATE        TOTAL       0-30       31-60       61-90       OVER
                                                INCURRED        DUE         DUE        DAYS       DAYS        DAYS       90 DAYS

                                              -------------------------------------------------------------------------------------

TAXES PAYABLE

          Federal Income Taxes                                             NONE
          FICA-Employer's Share                                            NONE
          FICA-Employee's Share                                            NONE
          Unemployment Tax                                                 NONE
          State Sales & Use Tax                                            NONE
          State __________ Tax                                             NONE
          Personal Property Tax                                            NONE

                                                                        ----------------------------------------------------------
TOTAL TAXES PAYABLE                                                           0          0           0           0           0
                                                                        ----------------------------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING


ACCRUED INTEREST PAYABLE


                                                                        ----------------------------------------------------------
TOTAL POST PETITION SECURED DEBT                                              0          0           0           0           0
                                                                       ----------------------------------------------------------

POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
          Trade Accounts Payable
            (see attached schedules)
          Payroll withholdings
          Accrued Payroll
          Accrued expenses

                                                                        ----------------------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                          0          0           0           0           0
                                                                        ----------------------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                           0          0           0           0           0
                                                                        ==========================================================

                                INCOME STATEMENT

                                                                      FORM OPR-5

CASE NAME:     MMT FEDERAL HOLDINGS, INC.
CASE NUMBER:   97-21387-CJK

                                                            MONTH ENDED:3/31/98


                                          PRE       POST      MONTH     MONTH    MONTH     MONTH    MONTH    MONTH   MONTH
                                       PETITION   PETITION    ENDED     ENDED    ENDED     ENDED    ENDED    ENDED   ENDED
                                        12/3/97   12/31/97   1/31/98   2/28/98  3/31/98
                                       -----------------------------------------------------------------------------------

NET REVENUE (INCOME)
                                       -----------------------------------------------------------------------------------

COST OF GOODS SOLD
        Salaries & wages
        Less: Salaries & wages
          capitalized in fixed assets
        Benefits
        Bad debt expense
        Cost of goods sold
        Decontamination & disposal
        Disposal costs-secondary wastes
        Financing costs
        Insurance
        Legal services
        Materials
        Office expense & supplies
        Other
        Outside services
        Professional services
        Rent-equipment
        Rent-office/buildings
        Supplies-processing
        Taxes
        Telephone
        Transportation
        Travel & entertainment
        Utilities

                                       -----------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                      0        0        0        0        0         0        0        0         0
                                       -----------------------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
        TAXES, OR EXTRAORDINARY EXPENSES      0        0        0        0        0         0        0        0         0
                                       -----------------------------------------------------------------------------------

INTEREST EXPENSE
DEPRECIATION AND AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                       -----------------------------------------------------------------------------------

NET INCOME (LOSS)                        NONE     NONE     NONE     NONE     NONE           0        0        0         0
                                       ===================================================================================

                     STATEMENT OF SOURCES AND USES OF CASH

                                                                      FORM OPR-6

CASE NAME:     MMT FEDERAL HOLDINGS, INC.
CASE NUMBER:   97-21387-CJK

                                                            MONTH ENDED:3/31/98



                                                                         TOTAL
                                                    PRE      POST        MONTH     MONTH      MONTH     MONTH     MONTH     MONTH
                                                  PETITION  PETITION     ENDED     ENDED      ENDED     ENDED     ENDED     ENDED
                                                  12/1-12/2 12/3-12/31  12/31/97   1/31/98    2/28/98   3/31/98
                                                ----------------------------------------------------------------------------------


CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                            NONE      NONE       NONE      NONE      NONE

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
     Depreciation & Amortization                                  0         0          0         0         0
     Decrease (Increase)-Accounts Receivable                      0         0          0         0         0
     Decrease (Increase)-Inventories                              0         0          0         0         0
     Decrease (Increase)-Prepaid Expenses                         0         0          0         0         0
     Decrease (Increase)-Other Assets                             0         0          0         0         0
     Increase (Decrease)-Pre Petition Liabilities                 0         0          0         0         0
     Increase (Decrease)-Post Petition Liabilities                0         0          0         0         0

                                                ----------------------------------------------------------------------------------
Net Cash Provided (Used) by Operating Activities        0         0         0          0         0         0         0          0
                                                ----------------------------------------------------------------------------------

Cash Flows Used in Investing Activities
      Capital Expenditures                                        0         0          0         0         0
      Sale of Net Fixed Assets
                                                ----------------------------------------------------------------------------------
Net Cash Provided (Used) in Investing Activities        0         0         0          0         0         0         0          0
                                                ----------------------------------------------------------------------------------

Cash Flows From Financing Activities:
      Increase (Decrease)-Morgens Waterfall                       0         0          0         0         0
      Increase (Decrease)-Shareholder Valuations                  0         0          0         0         0

      Purchase of Treasury Stock-Preferred Shares

                                                ----------------------------------------------------------------------------------
Net Cash Provided (Used) in Financing Activities        0         0         0          0         0         0         0          0
                                                ----------------------------------------------------------------------------------


Net Increase (Decrease) in Cash and Clash Equivalents    0         0         0          0         0         0         0          0

Cash and Cash Equivalents at Beginning of Period                500       500        500       500       500       500        500
                                                ----------------------------------------------------------------------------------

Cash and Cash Equivalents at End of Period              0       500       500        500       500       500       500        500
                                                ==================================================================================

                                   CHAPTER 11                   ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:     MMT FEDERAL HOLDINGS, INC.
CASE NUMBER:   97-21387-CJK

                                                            MONTH ENDED:3/31/98



                                                                          PAGE 1


1.   PAYROLL
           State the amount of all executive wages paid and taxes withheld and paid.

          NAME AND TITLE OF                             DATE         WAGES PAID          TAXES WITHHELD
          EXECUTIVE                                     PAID       GROSS       NET       DUE        PAID
          ---------------------                      --------------------------------------------------------

          THE FOLLOWING OFFICERS OF THIS DEBTOR ARE EMPLOYEES AND OFFICERS OF MOLTEN METAL TECHNOLOGY, INC. ("MMT").
          THESE OFFICERS DO NOT RECEIVE COMPENSATION FROM THIS DEBTOR, BUT ARE COMPENSATED MMT, WHICH
          HAS DISCLOSED SUCH COMPENSATION IN ITS MONTHLY OPERATING REPORT (CASE NUMBER 97-21385-CJK).

          F. Gordon Bitter, CEO & CFO, Director
          Ethan E. Jacks, VP, General Counsel, Secretary
          Elliot J. Mark, Assistant Secretary
          Charles W. Shaver, President & COO, Director
          Willis Wang, Assistant Secretary

                                                                 --------------------------------------------

          TOTAL EXECUTIVE PAYROLL                                         0         0          0           0
                                                                 ============================================

2.  INSURANCE
          Is Workers' Compensation and other insurance in effect?              N/A
                                                                            ----------
          Are payments current?
                                                                            ----------
          If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.





                                                                                                    DATE
                                                      COVERAGE     POLICY   EXPIRATION  PREMIUM    COVERAGE
TYPE                  CARRIER NAME                     AMOUNT      NUMBER     DATE      AMOUNT    PAID THRU
-------------------------------------------------------------------------------------------------------------

                                     SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                   CHAPTER 11                   ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:     MMT FEDERAL HOLDINGS, INC.
CASE NUMBER:   97-21387-CJK

                                                                          PAGE 2


3.  BANK ACCOUNTS



                                                                                 MMT FED
                                                                                 OPERATING          TOTAL
                                                                            ---------------------------------

BANK NAME                                                                        U.S. TRUST

ACCOUNT NUMBER                                                                  002239244-1


BEGINNING BOOK BALANCE                                                            500                    500

PLUS:     Deposits-Collections of A/R
          Other Receipts
          Loan Advances

LESS:     Disbursements
          Payroll
          Returned Checks
          Loan Repayments

OTHER:    Adjustments
          Transfers In (Out)

                                                                            ----------           ------------

ENDING BOOK BALANCE                                                               500                    500
                                                                            ==========           ============


4. POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS List any post petition payments to professional and payments on Pre-petition debts in the schedule below.



          Payments To/On                               Amount       Date     Check #
          ---------------------                      ---------------------------------

          PROFESSIONALS (ATTORNEYS,
          ACCOUNTANTS, ETC.):


                                                        NONE




                                                     ============
                                                               0
                                                     ============

          PRE-PETITION DEBTS


                                                        NONE


                                                     ============
          TOTAL PAYMENTS OF PRE-PETITION DEBTS                 0
                                                     ============